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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549







                                    FORM 8-K







                                 CURRENT REPORT







                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                  July 18, 1997





                        FIRST PLACE FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          New Mexico                 0-25956               85-0317365
-------------------------------    -----------           ---------------
(State or other jurisdiction of    (Commission           (I.R.S Employer
incorporation or organization)     file number)        Identification No.)




100 East Broadway, Farmington, New Mexico                     87401
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Address of principal executive offices                       Zip Code



Registrant's telephone number, including area code:  (505) 324-9500

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ITEM 5.   OTHER EVENTS

          News release dated July 18, 1997 announcing the Company's second quarter 1997 earnings and announcing quarterly dividends.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  EXHIBITS

          News release from First Place Financial Corporation dated July 18,
          1997.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               FIRST PLACE FINANCIAL CORPORATION
                              --------------------------------------
                                           (Registrant)


Date:  July 28, 1997          James D. Rose
                              --------------------------------------
                              President and Chief Operating Officer